FEDERATED CAPITAL APPRECIATION FUND (A Portfolio of Federated Equity Funds) Class A Shares, Class B Shares, Class C Shares Supplement to Prospectuses dated December 31, 1996

Please delete the third paragraph under the subsection entitled "Adviser's Background" which begins on page 21 of the Fund's Class A Shares Prospectus and page 29 of the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus, and add the following as the fourth paragraph:

     "James E. Grefenstette will be a portfolio manager of the Fund effective November 1997. Mr. Grefenstette joined Federated Investors in 1992 and has been a Vice President of the Fund's investment Adviser since 1996. From 1994 until 1996, Mr. Grefenstette acted as an Assistant Vice President of the Fund's investment Adviser, and served as an Investment Analyst of the investment Advisor from 1992 to 1994. Mr. Grefenstette was a credit analyst at Westinghouse Credit Corp. from 1990 until 1992. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University."





                                October 31, 1997



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        Cusip 314172701
        Cusip 314728800
        Cusip 314172883
        G01786-05 (10/97)
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